UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 3, 2004

Commission	Registrant, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification Number
1-7297	Nicor Inc.	36-2855175
(An Illinois Corporation)
1844 Ferry Road
Naperville, Illinois 60563-9600
(630) 305-9500

Item 9. Regulation FD Disclosure
Signature
Exhibit Index
Analyst Presentation of May 3, 2004

Item 9. Regulation FD Disclosure

On May 3, 2004, Nicor Inc. will present to security analysts objectives and strategies for building shareholder value and will provide an update of recent developments. The company is furnishing this Form 8-K to give broad disclosure to such information.

Exhibit
Number	Description
99.1	Analyst Presentation of May 3, 2004.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Nicor Inc.
Date May 3, 2004	/s/ RICHARD L. HAWLEY
Richard L. Hawley
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit
Number	Description of Document
99.1	Analyst Presentation of May 3, 2004.